UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2006
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
777 West Rosedale, Suite 300
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Underwriting Agreement
Opinion and Consent of Jones Day
Opinion and Consent of Loomis, Ewert, Parsley, Davis & Gotting P.C.
Opinion and Consent of McGuireWoods LLP

Item 1.01. Entry Into a Material Definitive Agreement.
     On March 13, 2006, Quicksilver Resources Inc. entered into an underwriting agreement with J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein, in connection with the offer and sale of $350 million aggregate principal amount of Quicksilver’s 7 1/8 % Senior Subordinated Notes due 2016. The underwriting agreement includes the terms and conditions of the offer and sale of the notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the underwriting agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
     The notes will be issued under an Indenture, dated as of December 22, 2005, as supplemented by the First Supplemental Indenture contemplated to be entered into among Quicksilver, its subsidiary guarantors named therein and JPMorgan Chase Bank, National Association, as trustee.
     Certain of the underwriters and their affiliates have in the past and may in the future provide investment banking, commercial banking and financial advisory services to Quicksilver and its affiliates in the ordinary course of business. In particular, an affiliate of J.P. Morgan Securities Inc. and an affiliate of Banc of America Securities LLC are lenders to Quicksilver under its senior secured revolving credit facilities. Quicksilver intends to use a portion of the net proceeds of the offering to repay amounts outstanding under its senior secured revolving credit facilities.
     In connection with the offering of the notes, Quicksilver is filing certain other exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 13, 2006, among Quicksilver Resources Inc., the subsidiary guarantors named therein and the underwriters named therein.

5.1	Opinion of Jones Day.

5.2	Opinion of Loomis, Ewert, Parsley, Davis & Gotting P.C.

5.3	Opinion of McGuireWoods LLP.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof).

23.2	Consent of Loomis, Ewert, Parsley, Davis & Gotting P.C. (included in Exhibit 5.2 hereof).

23.3	Consent of McGuireWoods LLP (included in Exhibit 5.3 hereof).

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ John C. Cirone
John C. Cirone
Senior Vice President, General Counsel and Secretary

Date: March 14, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 13, 2006, among Quicksilver Resources Inc., the subsidiary guarantors named therein and the underwriters named therein.

5.1	Opinion of Jones Day.

5.2	Opinion of Loomis, Ewert, Parsley, Davis & Gotting P.C.

5.3	Opinion of McGuireWoods LLP.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof).

23.2	Consent of Loomis, Ewert, Parsley, Davis & Gotting P.C. (included in Exhibit 5.2 hereof).

23.3	Consent of McGuireWoods LLP (included in Exhibit 5.3 hereof).